As filed with the Securities and Exchange Commission on March 13, 2000
                                                      Registration No. 333-00767
                                                               ICA No. 811-07531


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                       Post-Effective Amendment No. 7                        [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                 Amendment No. 8                             [X]

                        (Check appropriate box or boxes)

                               AMERINDO FUNDS INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                             c/o Amerindo Funds Inc.
                    399 Park Avenue, New York, New York 10022
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 371-6360

                                  DANA E. SMITH
                               Amerindo Funds Inc.
                                 One Embarcadero
                                   Suite 2300
                             San Francisco, CA 94111
                            -------------------------
                     (Name and Address of Agent for Service)

                    Copy to:         MICHAEL R. ROSELLA, Esq.
                                     Battle Fowler LLP
                                     75 East 55th Street New York,
                                     New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

            [ ] immediately upon filing pursuant to paragraph (b)
            [ ] on (date) pursuant to paragraph (b)
            [ ] 60 days after filing pursuant to paragraph (a)(1)
            [ ] on (date) pursuant to paragraph (a)(1)
            [x] 75 days after filing pursuant to paragraph (a)(2)
            [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

            [ ] this post-effective amendment designates a new effective date for a filed post-effective amendment.

922097.1

--------------------------------------------------------------------------------
AMERINDO FUNDS INC.                                                   PROSPECTUS

Class A Shares; Class C Shares                                      May 29, 2000

--------------------------------------------------------------------------------
                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                           AMERINDO TECHNOLOGY FUND II


   Each Fund's investment objective is to seek long-term capital appreciation.


           The Securities and Exchange Commission Has Not Approved or
        Disapproved These Securities or Passed upon the Adequacy of this
      Prospectus. Any Representation to the Contrary is a Criminal Offense.



Risk/Return Summary: Investments, Risks and             How to Purchase Shares.........................13
Performance......................................2

                                                        How to Redeem Shares...........................16
Fee Table........................................6

                                                        Exchanging Fund Shares.........................18
Investment Objectives, Principal Investment
Strategies and Related Risks.....................8
                                                        Dividends and Distributions....................18

Additional Investment Information and
Risk Factors.....................................9      Tax Consequences...............................18


Management, Organization and Capital                    Distribution Arrangements......................19
Structure.......................................10


Pricing of Fund Shares..........................13

Amerindo Funds Inc. (the "Company") is currently composed of four portfolios. This prospectus pertains to the Amerindo Internet B2B Fund, the Amerindo Health & Biotechnology Fund and the Amerindo Technology Fund II portfolios only.


             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

AMERINDO INTERNET B2B FUND

Investment Objective

The Amerindo Internet B2B Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Internet B2B Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies in the Internet Business to Business ("B2B") Sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components, business to business operations over the Internet. Investment strategy will focus on three primary areas that are driving the growth of the Internet: infrastructure software, telecommunications companies supporting B2B and pure B2B e-commerce companies. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

Principal Risks

              o     The loss of money is a risk of investing in the Fund.

              o The value of the Fund's shares and the securities held by the Fund can each decline in value.

              o Investments in companies in the rapidly changing field of technology face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

              o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

              o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in the Amerindo Internet B2B Fund

The Amerindo Internet B2B Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

AMERINDO HEALTH & BIOTECHNOLOGY FUND

Investment Objective

The Amerindo Health & Biotechnology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Amerindo Health & Biotechnology Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of companies in the health and biotechnology fields, which, in the opinion of the Adviser, have the potential for capital appreciation. The health and biotechnology fields include health care management technology, pharmaceuticals and services or devices.

Principal Risks

              o     The loss of money is a risk of investing in the Fund.

              o The value of the Fund's shares and the securities held by the Fund can each decline in value.

              o The healthcare industry is subject to government regulations and governmental approval of products and services. This governmental involvement can have a significant effect on price and availability of products and services. The healthcare industry is also greatly affected by rapid obsolescence.

              o The biotechnology industry can be significantly affected affected by patent considerations, intense competition, rapid technological change and obsolescence. This industry can also be greatly affected by governmental regulation.

              o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

              o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in the Amerindo Health & Biotechnology Fund

The Amerindo Health & Biotechnology Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

AMERINDO TECHNOLOGY FUND II

Investment Objective

The Amerindo Technology Fund II's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Amerindo Technology Fund II seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

Principal Risks

              o     The loss of money is a risk of investing in the Fund.

              o The value of the Fund's shares and the securities held by the Fund can each decline in value.

              o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

              o Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

              o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in the Amerindo Technology Fund II

The Amerindo Technology Fund II is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

Risk/Return Bar Chart and Table

The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns of Class A shares of the Amerindo Technology Fund (a mutual fund advised by the same adviser with identical objectives and policies as the Amerindo Technology Fund II), which is not offered in this prospectus. The table shows how the Amerindo Technology Fund's Class A shares' average annual returns for the one-year and since inceptions periods compare with that of the Hambrecht & Quist Growth Index.* While analyzing this information, please note that the Amerindo Technology Fund's past performance is not an indication of how the Amerindo Technology Fund II will perform in the future. It is also important to note that the Amerindo Technology Fund II will not necessarily invest in the same securities or issuers in which the Amerindo Technology Fund has invested or will invest.

                 Year-by-Year Total Return as of December 31(1)

                                (Class A Shares)

In the printed version of the document, a line graph appears which depicts the following plot points:

300.00%
                               250.60%
250.00%

200.00%

150.00%

100.00%

 50.00%

  0.00%
                                 1999




        Best Quarter 3/31/99:  67.92%           Worst Quarter 9/30/99:  (8.78%)




Average Annual Total Returns (for the periods          Past One Year(5)            Since Inception (6)
ending 12/31/99)(2)(3)(4)

Amerindo Technology Fund - Class A Shares                   230.42%                    227.11%
Hambrecht & Quist Growth Index*                             180.12%                    231.94%**

* The Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in the Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.

**   Since August 31, 1998.

(1) Sales loads are not reflected in the year-by-year total return or in the best and worst quarterly returns. If they were, returns would be less than those shown.

(2)  Reflects 5.75% sales load.

(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(4) Performance information for Class C shares will differ from Class A shares due to differences in their sales loads.

(5) The year-to-date return for the Class A shares as of March 31, 2000 was _______%.

(6)  The date of inception of the Class A shares was August 3, 1998.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                          Health &
                                  Technology Fund II         Internet B2B Fund        Biotechnology Fund
                                  ------------------         -----------------        ------------------
                                 Class A      Class C       Class A      Class C      Class A      Class C
                                 -------      -------       -------      -------      -------      -------
Shareholder Fees
(fees paid directly from
your investment)

Maximum Sales Charge (Load)       5.75%         None         5.75%        None         5.75%        None
Imposed on Purchases (as a
percentage of the offering
price)

Maximum Deferred Sales            None         1.00%         None         1.00%        None         1.00%
Charge for shares held less
than 1 year (as a percentage
of the lesser of original
purchase price or redemption
proceeds)

Redemption Fees for shares        2.00%        2.00%         2.00%        2.00%        2.00%        2.00%
held less than 1 year (as a
percent of amount redeemed)

Exchange Fees                     None         None          None         None         None         None

Annual Fund Operating
Expenses(1)
(expenses that are deducted
from Fund assets)

Management Fees                   1.50%         1.50%        1.50%        1.50%        1.50%        1.50%
Distribution and/or
Service 12b-1 Fees                0.25%         1.00%        0.25%        1.00%        0.25%        1.00%
   Other Expenses(2)              0.45%         0.45%        0.34%        0.34%        1.71%        1.71%
                                  -----         -----        -----        -----        -----        -----
Total Annual Fund
Operating Expenses                2.20%         2.95%        2.09%        2.84%        3.46%        4.21%

Fee Waiver/Expense
Reimbursement                                                                          1.21%        1.21%
                                                                                       -----        -----
Net Total Annual Fund
Operating Expenses                                                                     2.25%        3.00%


(1)    The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A shares and 3.00% for Class C shares.
       This Expense Limitation Agreement will terminate on (                  ).

(2)    Other Expenses are based on estimated amounts for the current fiscal year.


Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. The information would be the same if you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Year 1                     Year 3

Technology Fund II
     Class A                                $785                     $ 1,224
     Class C                                $298                     $   913
Internet B2B Fund
     Class A                                $775                     $ 1,192
     Class C                                $287                        $880
Health & Biotechnology Fund
     Class A                                $790                     $ 1,238
     Class C                                $303                     $   927

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

Investment Objective. Each Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that a Fund's investment objective will be achieved. The investment objective is fundamental to a Fund and may not be changed without shareholder approval. Current income is incidental to a Fund's investment objective.

The following information applies to the Amerindo Internet B2B and the Amerindo Technology Fund II:

Principal Investment Strategies. Each Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although each Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. With respect to the Amerindo Internet B2B Fund, such technology companies will be in the Internet Business to Business ("B2B") Sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet.

With respect to the Amerindo Technology Fund II, technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.

In addition to investing at least 65% of its assets in the Internet, technology companies, [each Fund] may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The following information applies to the Amerindo Health & Biotechnology Fund:

Principal Investment Strategies. The Amerindo Health & Biotechnology Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of companies in the health and biotechnology fields, which, in the opinion of the Adviser, have the potential for capital appreciation. The health and biotechnology fields include healthcare management technology, pharmaceuticals and services or devices.

The following information applies to each of the Funds:

The Adviser believes that because of rapid advances in technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The technology, science, healthcare and biotechnology areas have exhibited and continue to demonstrate rapid growth, due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of each Fund. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and each Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for each Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Funds will primarily invest in common stocks issued by U.S. companies, the Funds also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with each Fund's investment objective by the Adviser.

A Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Funds may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Funds will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co.) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Funds will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of a Fund's total assets.

Portfolio Turnover. Purchases and sales are made for each Fund whenever necessary, in the Adviser's opinion, to meet each Fund's investment objective, other investment policies, and the need to meet redemptions. Each Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by a Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to a Fund which could have an adverse effect on a Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.

Buy/Sell Decisions. The Funds' investment adviser considers the following factors when buying and selling securities for each Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

Unless otherwise stated, the following information refers to each Fund.

The Technology and Science Areas. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

The Health Care and Biotechnology Areas (Amerindo Health & Biotechnology Fund). The health care industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

Concentration. The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Adviser reviews the positions of each Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of a Fund and applicable regulatory and tax implications.

Smaller Capitalized Companies. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Borrowing. Each Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of a Fund's total assets less its liabilities and will be made at prevailing interest rates. A Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by a Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

Temporary Investments. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, a Fund may not achieve its investment objective.

Repurchase Agreements. A Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Fund requires continual maintenance by the Funds' custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and a Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. Each Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.

Non-Diversified Status. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Adviser. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, had assets under management of approximately $5.8 billion as of December 31, 1999. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

Alberto W. Vilar, 59, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

Dr. Gary A. Tanaka, 56, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Fund.

Adviser's Fees. Pursuant to the terms of the Investment Advisory Agreement, each Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of each Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services each Fund receives. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may also voluntarily waive a portion of its fee or assume certain expenses of a Fund. The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A shares and 3.00% for Class C shares. This Expense Limitation Agreement will terminate on December 31, 2000. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of a Fund and of increasing yield to investors in the Fund. See " Expense Limitation" in Section V.A.2 of the Statement of Additional Information.

The following information relates to the Amerindo Technology Fund II only:

Performance of the Adviser. In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. Amerindo was ranked the number one manager, based on one-year annualized return, out of 647 and 667 equity managers respectively by Money Manger Review for calendar years 1998 and 1999, respectively. This information represents the ranking of participating equity money managers with at least $30 million under management and at least 5 years of history. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Funds. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based, the performance of other equity managers or its ranking among them, and makes no representation as to the accuracy or completeness of this performance information.

Amerindo's equity composite includes the portfolios, with assets above $5,000,000, managed in substantially similar styles to that of the Amerindo Technology Fund and the Amerindo Technology Fund II of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1999. An independent accounting firm has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1998, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The 1999 review is currently in progress. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1990 through December 31, 1999. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1998, which is in accordance with AIMR standards. The 1999 review is currently in progress.

The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the performance of the Amerindo Technology II Fund or of any other Fund nor is it indicative of future performance of the Amerindo Technology II Fund or of any other Fund.


                    Asset Weighted        Asset Weighted                                          Russell
                    Composite Rate of     Composite Rate of                       H&Q Growth    2000 Growth
                    Return Net of         Return Gross of        S&P 500 Index       Index         Index
       Year         Advisory Fees(1)      Advisory Fees(1)
----------------------------------------------------------------------------------------------------------
       1990                 6.75%                8.49%                -3.19%          3.89%        -17.41%
       1991                76.52%               78.39%                30.55%         94.49%         51.18%
       1992                 7.61%                8.73%                 7.68%         -3.57%          7.77%
       1993                15.08%               16.42%                10.00%          7.81%         13.36%
       1994                -2.66%               -1.53%                 1.33%          3.38%         -2.43%
       1995                87.51%               89.39%                37.50%         61.72%         31.04%
       1996                 8.04%                9.61%                23.22%         10.86%         11.26%
       1997               -26.61%              -26.05%                33.34%          2.39%         12.95%
       1998                61.67%               64.14%                28.58%         45.04%          1.23%
       1999               248.42%              251.31%                21.03%        180.08%         43.09%


               Annualized rates of return for the period January 1, 1990 to December 31, 1999


                           34.25%               35.82%                18.22%         32.11%         13.51%


         (1) Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Amerindo Technology Fund's (a mutual fund advised by the same adviser with identical objectives and policies as the Amerindo Technology Fund II) total return with respect to Class A shares for the period August 3, 1998 (commencement of operations) through December 31, 1999 was 227.11%. The Amerindo Technology Fund's total return for the calendar year ended December 31, 1999 was 230.42%.

The following information relates to each Fund:

The performance of a Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period.

                             PRICING OF FUND SHARES

Net asset values per share for each class is determined by subtracting from the value of such Class' total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Funds' Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

Each Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange, which normally occurs at 4:00 p.m. Eastern time, except on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             HOW TO PURCHASE SHARES

Initial Investments by Wire. You may purchase shares of each class of shares of the Funds by wiring immediately available federal funds (subject to each class's minimum investment) to Bankers Trust Company from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class A and Class C shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by a Fund.

If money is to be wired, you must call the Transfer Agent at 1-888-968-4964 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                   Bankers Trust Company
                   New York, New York
                   ABA# 021001033
                   Account # 01-465-547
                   F/B/O  [name of Fund]
                   Class [A/C]
                   Fund Acct. No.
                   Social Security or Tax Identification No.__________________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

Initial Investments by Mail. An account may be opened by completing and signing an Account Application and mailing it to a Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

                   Amerindo Funds Inc.
                   P.O. Box 446
                   Portland, ME 04112

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

Additional Investments. Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Internet B2B Fund Class A or Class C, Amerindo Health & Biotechnology Fund Class A or Class C or Amerindo Technology Fund II Class A or Class C) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-968-4964.

Sales Charges. The purchase price paid for shares of each Class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge. See "Pricing of Fund Shares" herein.

Class A shares

The purchase price paid for the Class A shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus the applicable sales charge. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A shares of the Funds are sold on a continuous basis with a maximum front-end sales charge of 5.75% of the net asset value per share. Volume discounts are provided for initial purchase, as well as for additional purchases of shares of the Fund. See "Reduction or Elimination of Sales Loads" herein.

Class C shares

The Fund sells Class C shares without an initial charge but if the shares are held less than one year, investors will pay a contingent deferred sales charge ("CDSC") of 1%. The amount of the CDSC is determined as a percentage of the lesser of the current market value of the cost of the shares being redeemed. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Shares acquired by reinvestment of distributions are not subject to the CDSC. The Funds will also waive the CDSC for: (i) redemptions made within one year after death of a shareholder or registered joint owner, (ii) minimum required distributions made from an IRA or other individual retirement plan account after a shareholder reaches age 70 1/2 or (iii) involuntary redemptions made by the Funds. Class C shares provide the investor the benefit of putting all of the investor's dollars to work from the time the investment is made rather than paying an upfront sales charge.

Class C shares may have a higher expense ratio and pay lower dividends than other classes of shares offered by the Fund because the Class C shares bear a higher 12b-1 fee than other classes and because of other related expenses.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under the method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. In determining "one year" the Funds will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2000, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2001. If they are redeemed on or after March 2, 2001, the shares will not be subject to the CDSC. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. The CDSC ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. In addition, Class C investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares."

Other Purchase Information. Investors may open accounts in the Funds only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for each Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on a Fund until accepted by the Fund as principal. See "Distribution Agreements."

Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Each Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

Shares of a Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. Each Fund and its Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of a Fund's shares will be made in full and fractional shares of a Fund calculated to three decimal places. The Funds do not intend to issue certificates evidencing Fund shares.

Shares of each Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of a Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Funds do not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

Purchases of Class A shares at net asset value may be made by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and by clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the investment advisor or financial planner.

Each Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class C shares of Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone each Fund.

                          FOR CLASS A SHAREHOLDERS ONLY
                     REDUCTION OR ELIMINATION OF SALES LOADS

Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of a Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of a Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in a Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.

                                                                                          Amount of Sales
                                                                 Sales Charge as a %    Charge Reallowed to
                                                                    of Net Amount      Dealers as a Percent
Amount of Purchase                           Sales Charge             Invested           of Offering Price
---------------------------------------- ---------------------- ---------------------- ----------------------
Less than $50,000                                5.75%                  6.10%                  5.50%
$50,000 but less than $100,000                   4.30%                  4.71%                  4.05%
$100,000 but less than $250,000                  3.50%                  3.63%                  3.25%
$250,000 but less than $500,000                  2.50%                  2.56%                  2.25%
$500,000 but less than $1,000,000                2.00%                  2.04%                  1.75%
$1,000,000 or more                               None                   None                   None

Letter of Intent. Any investor in Class A shares may sign a Letter of Intent, available from a Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

Purchases At Net Asset Value. There is no initial sales charge for "Qualified Persons." Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor.

                              HOW TO REDEEM SHARES

Shares of a Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund.

By Mail. Each Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of each Fund is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Funds Inc., P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:

           (a) a letter of instruction, if required, or a stock assignment specifying the number of ) shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

           (b) any required signature guarantees (see "Signature Guarantees" below); and

           (c)     other supporting legal documents, if required, in the case of estates, trusts, ..... guardianships, custodianships,
                   corporations, pension and profit sharing plans and other organizations.

Signature Guarantees. To protect shareholder accounts, each Fund and its transfer agent from fraud, signature guarantees are required to enable a Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-968-4964 for further details.

By Telephone. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling a Fund at 1-888-968-4964 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by a Fund or its transfer agent to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by a Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Optional Redemption by the Funds. Investors are required to maintain a minimum account balance of at least $2,500. Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Further Redemption Information. Redemption proceeds for shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. Each Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a payment wholly or partly in cash, a Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Redemption Fee. The Funds are designed for long-term investors willing to accept the risks associated with a long- term investment in the common stocks of companies in the technology, technology-related, science, healthcare and biotechnology industries. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund's transaction costs--measured by both commissions and bid/ask spreads--which are borne by the remaining long-term investors. For these reasons, each Fund assesses a 2.00% fee on the redemption of Class A and Class C shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to separate account clients of Amerindo Advisers Inc. and its affiliates that hold shares in IRA accounts or in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).

Each Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" a Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 2000, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2001. If they are redeemed on or after April 5, 2001, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a one-year period from the date of purchase.

                             EXCHANGING FUND SHARES

You may exchange some or all of your shares in a Fund with any other Fund identified in this prospectus or with the Amerindo Technology Fund, which is offered through a separate prospectus. Exchanges from one Fund into another must be for the same class of shares.

When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. Please note that an exchange may have tax consequences for you. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase). Each Fund assesses the 2.00% redemption fee on the exchange of shares held less than one year (see "How To Redeem
Shares - Redemption Fee" above).

There is currently no fee for exchanges, however, the Fund may change or terminate this privilege on 60 days notice. Please note that exchanges may be made only two (2) times a year. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

                           DIVIDENDS AND DISTRIBUTIONS

At least 90% of net investment income of each Class of each Fund will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially, all the realized net capital gains for each Class of each Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see 'Taxes.'

The net investment income of each Class of each Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Class of each Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

Choosing a Distribution Option. Distribution of dividends from each Class of each Fund may be made in accordance with several options. A shareholder may select one of three distribution options:

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of a Fund unless the investor has elected one of the other two options.

2. Cash Dividend Option. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. All Cash Option. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 effective for its taxable year beginning November 1, 2000. By qualifying, a Fund will generally not be subject to Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. A Fund can also avoid an annual 4% excise tax if it distributes substantially all of its ordinary income and short and long-term capital gain each year. Each Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short term capital gains). Each Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Although corporate stockholders would generally be entitled to the dividends-received deduction to the extent that a Fund's income is derived from qualifying dividends from domestic corporations, each Fund does not believe that any of its distributions will qualify for this deduction.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by a Fund as capital gains distributions is taxable to stockholders as long-term capital gains, without regard to the length of time the stockholder may have held its shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. Capital gain dividends, designated in a notice mailed to investors not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain without regard to the length of time for which the investor has held its shares. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of a Fund. Any dividend or distribution received by a stockholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

The redemption of shares may result in the stockholder's receipt of more or less than the stockholder paid for its shares and, thus, in a taxable gain or loss to the stockholder. If the redeemed shares have been held for more than one year, the stockholder will generally realize a long-term capital gain or loss.

Each Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to stockholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate stockholders are not subject to this requirement.

If a Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.

Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to Federal, state and local income withholding taxes.

                            DISTRIBUTION ARRANGEMENTS

Distributor. SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a Distribution Agreement with each Fund to serve as the Funds' distributor ("the Distributor"). As agent for the Funds, the Distributor solicits orders for the purchase of a Fund's shares, provided that any orders will not be binding on a Fund until accepted by the Fund as principal. With respect to the Class A shares, SIDCO will be entitled to receive a service and/or distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Fund's 12b-1 distribution and service plan (the "Plan") and the Distribution Agreement. With respect to the Class C shares, SIDCO will be entitled to receive a distribution fee equal to 0.75% pursuant to the Distribution Agreement and a shareholder service fee equal to 0.25% of the Class C shares' average daily net assets under the terms of the Plan and pursuant to the Shareholders Servicing Agreement.

12b-1 Plan. Each Fund, on behalf of each class of shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act. Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The Plan provides that the Distributor will receive compensatory payments from a Fund for soliciting orders for the purchase of Fund shares and for making payments to broker-dealer and other financial institutions with which it has written agreements and whose clients are Fund shareholders, for providing distribution assistance on behalf of the Fund.

The total amounts payable under the Plan by the Class A and Class C shares of the Funds may not exceed 0.25% and 1.00%, per annum, respectively. Fees paid under the Plan may not be waived for individual shareholders. Because these fees are paid out of a Fund's asset on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Consistent with the Plan, under the Distribution Agreement the Distributor receives from the Class C shares of the Funds a compensatory distribution fee equal to 0.75% per annum of the Class C shares' average daily net assets. This distribution fee is an asset-based sales charge. The Distributor uses this fee to make payments to broker-dealer and other financial institutions with which it has written agreements and whose clients are Class C shareholders for providing distribution assistance for sales of the Class C shares. The fees are accrued daily and paid monthly.

The Plan also provides that with respect to Class C, the Funds will compensate the Distributor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of Class C for providing servicing to their clients ("shareholder servicing").

Under the Shareholder Servicing Agreement, the Distributor receives a maximum service fee of 0.25% per annum of the Class C's average daily net assets. The fees are accrued daily and paid monthly. The Distributor uses this fee to perform, or to arrange to have others perform, under the Distribution Agreement. The shareholder servicing agents that the Adviser retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Fund may be effected and certain other matters pertaining to a Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts;
(viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account;
(ix) transmit, on behalf of each Fund, proxy statements, annual reports, updating prospectuses and other communications from a Fund to shareholders; (x) receive, tabulate and transmit to a Fund, proxies executed by shareholders with respect to meetings of shareholders of a Fund; and (xi) provide such other related services as a Fund or a shareholder may request.

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class D shares; (iii) to pay the costs of printing and distributing the Funds' prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii), or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                               Amerindo Funds Inc.

Board of Directors

Alberto W. Vilar...............................Amerindo Investment Advisors Inc.
Gary A. Tanaka.................................Amerindo Investment Advisors Inc.
John Rutledge..................................Rutledge Capital LLC
Jude T. Wanniski...............................Polyconomics, Inc.

Officers

Alberto W. Vilar...............................Chairman of  the Board
Gary A. Tanaka.................................President
Anthony Ciulla.................................Vice President
Dana E. Smith..................................Vice President

                               AMERINDO FUNDS INC.
                                  May 29, 2000

Investment Adviser
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
Forum Shareholder Services LLC
Portland, Maine

Custodian
The Northern Trust Company
Chicago, Illinois

Alahad
Legal Counsel
Battle Fowler LLP
New York, New York

Independent Auditors
Morrison, Brown, Argiz & Company
Miami, Florida

1-888-968-4964
www.amerindo.com


SEC File Number:  811-07531

A Statement of Additional Information (SAI), dated May 29, 2000 includes additional information about each Fund and its investments and are incorporated by reference into this prospectus. You may obtain the SAI without charge by calling the Fund at 1-888-968-4964. To request other information, please call your financial intermediary or the Fund.

A Current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or by electronic request at public info@sec.gov.

------------------------------------------------------------------------------
AMERINDO FUNDS INC.                         PROSPECTUS
Class D Shares                            May 29, 2000
------------------------------------------------------------------------------

                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                           AMERINDO TECHNOLOGY FUND II

   Each Fund's investment objective is to seek long-term capital appreciation.


           The Securities and Exchange Commission Has Not Approved or
        Disapproved These Securities or Passed upon the Adequacy of this
      Prospectus. Any Representation to the Contrary is a Criminal Offense.


------------------------------------------------------- -------------------------------------------------
                                                        How to Purchase Shares.........................12
Risk/Return Summary: Investments, Risks and
Performance......................................2
                                                        How to Redeem Shares...........................14

Fee Table........................................6
                                                        Exchanging Fund Shares.........................16

Investment Objectives, Principal Investment
Strategies and Related Risks.....................7      Dividends and Distributions....................16


Additional Investment Information and                   Tax Consequences...............................16
Risk Factors.....................................8

                                                        Distribution Arrangements......................17
Management, Organization and Capital
Structure.......................................10


Pricing of Fund Shares..........................12
------------------------------------------------------- -----------------------------------------------------

Amerindo Funds Inc. (the "Company") is currently composed of four portfolios. This prospectus pertains to the Amerindo Internet B2B Fund, the Amerindo Health & Biotechnology Fund and the Amerindo Technology Fund II only.


             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

AMERINDO INTERNET B2B FUND

Investment Objective

The Amerindo Internet B2B Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Internet B2B Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components, business to business operations over the Internet. Investment strategy will focus on three primary areas that are driving the growth of the Internet: infrastructure software, telecommunications companies supporting B2B and pure B2B e-commerce companies. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

Principal Risks

         o    The loss of money is a risk of investing in the Fund.

         o The value of the Fund's shares and the securities held by the Fund can each decline in value.

         o Investments in companies in the rapidly changing field of technology face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

         o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

         o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in the Amerindo Internet B2B Fund

The Amerindo Internet B2B Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

AMERINDO HEALTH & BIOTECHNOLOGY FUND

Investment Objective

The Amerindo Health & Biotechnology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Amerindo Health & Biotechnology Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets), in the opinion of the Adviser, in the common stocks of companies in the health and biotechnology fields, which, in the opinion of the Adviser, have the potential for capital appreciation. The health and biotechnology fields include healthcare management technology, pharmaceuticals and services or devices.

Principal Risks

          o   The loss of money is a risk of investing in the Fund.

          o The value of the Fund's shares and the securities held by the Fund can each decline in value.

          o The healthcare industry is subject to government regulations and governmental approval of products and services. This governmental involvement can have a significant effect on price and availability of products and services. The healthcare industry is also greatly affected by rapid obsolescence.

          o The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence. This industry can also be greatly affected by governmental regulation.

          o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

          o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in the Amerindo Health & Biotechnology Fund

The Amerindo Health & Biotechnology Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

AMERINDO TECHNOLOGY FUND II

Investment Objective

The Amerindo Technology Fund II's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Amerindo Technology Fund II seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

Principal Risks

          o   The loss of money is a risk of investing in the Fund.

          o The value of the Fund's shares and the securities held by the Fund can each decline in value.

          o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

          o Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

          o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in the Amerindo Technology Fund II

The Amerindo Technology Fund II is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

Risk/Return Bar Chart and Table

The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns of Class D shares of the Amerindo Technology Fund (a mutual fund advised by the same adviser with identical objectives and policies as the Amerindo Technology Fund II), which is not offered in this prospectus. The table shows how the Amerindo Technology Fund's Class D shares' average annual returns for the one-year and since inceptions periods compare with that of the Hambrecht & Quist Growth Index.* While analyzing this information, please note that the Amerindo Technology Fund's past performance is not an indication of how the Amerindo Technology Fund II will perform in the future. It is also important to note that the Amerindo Technology Fund II will not necessarily invest in the same securities or issuers in which the Amerindo Technology Fund has invested or will invest.

                 Year-by-Year Total Return as of December 31(1)
                                 Class D Shares

In the printed version of the document, a line graph appears which depicts the following plot points:

300.00%

250.00%
                                                      248.66%
200.00%

150.00%

100.00%
                                  84.67%
 50.00%

  0.00%
              -18.11%
-50.00%

               1997                1998                1999

        Best Quarter  3/3/99:  66.72%.  Worst Quarter  3/31/99: (28.89%)



Average Annual Total Returns (for the periods          Past One Year(3)            Since Inception (4)
ending 12/31/99) (2)

Amerindo Technology Fund - Class D Shares                   248.86%                         63.32%
Hambrecht & Quist Growth Index*                             180.12%                         57.00%**

      * The Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in the Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.
      **  Since October 28, 1996.
     (1) Investors purchasing Class D shares are not charged a sales load, therefore, a sales load is not reflected in the Bar Chart.
     (2) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.
     (3) The year-to-date return for the Class D shares as of March 31, 2000 was ___%.
     (4) The date of inception of the Amerindo Technology Fund Class D shares was October 28, 1996.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                    Health &
                                                   Technology     Internet B2B   Biotechnology
                                                     Fund II          Fund            Fund
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on                 None           None            None
Purchases (as a percentage of the offering
price)

Redemption Fees for shares held less than 1           2.00%           2.00%           2.00%
year (as a percent of amount redeemed)

Exchange Fees                                          None           None            None

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)

Management Fees                                       1.50%           1.50%           1.50%
Distribution and/or Service 12b-1 Fees                0.25%           0.25%           0.25%
Other Expenses                                        0.45%           0.34%           1.71%
                                                      -----           -----           -----
Total Annual Fund Operating Expenses                  2.20%           2.09%           3.46%

Fee Waiver/Expense Reimbursement                                                      1.21%
                                                                                      -----
Net Total Annual Fund Operating Expenses                                              2.25%


(1) The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on ( ).

(2)   Other Expenses are based on estimated amounts for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. The information would be the same if you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               Year 1       Year 3

Technology Fund II                              $223         $688
Internet B2B Fund                               $212         $655
Health Sciences  & Biotechnology Fund           $228         $703

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

Investment Objective. Each Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that a Fund's investment objective will be achieved. The investment objective is fundamental to a Fund and may not be changed without shareholder approval. Current income is incidental to a Fund's investment objective.

The following information applies to the Amerindo Internet B2B Fund and the Amerindo Technology Fund II:

Principal Investment Strategies. Each Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although each Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. With respect to the Amerindo Internet B2B Fund, such technology companies will be in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet.

With respect to the Amerindo Technology Fund II, technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.

In addition to investing at least 65% of its assets in technology companies, each Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The following information applies to the Amerindo Health & Biotechnology Fund:

Principal Investment Strategies. The Amerindo Health & Biotechnology Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of companies in the health and biotechnology fields, which, in the opinion of the Adviser, have the potential for capital appreciation. The health and biotechnology fields include healthcare management technology, pharmaceuticals and services or devices.

The following information applies to each of the Funds:

The Adviser believes that because of rapid advances in the Internet, technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The technology, science, healthcare and biotechnology areas have exhibited and continue to demonstrate rapid growth, due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of each Fund. The expansion of technology, science, healthcare and biotechnology, areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Funds' investment policy is not limited to any minimum capitalization requirement and each Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for each Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Funds will primarily invest in common stocks issued by U.S. companies, the Funds may also invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with each Fund's investment objective by the Adviser.

A Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Funds may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Funds will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Funds will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of a Fund's total assets.

Portfolio Turnover. Purchases and sales are made for each Fund whenever necessary, in the Adviser's opinion, to meet each Fund's investment objective, other investment policies, and the need to meet redemptions. Each Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by a Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to a Fund which could have an adverse effect on a Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.

Buy/Sell Decisions. The Funds' investment adviser considers the following factors when buying and selling securities for each Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.



               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

Unless otherwise stated, the following information refers to each Fund.

The Technology and Science Areas. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Healthcare and Biotechnology Areas (Amerindo Health & Biotechnology Fund). The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

Concentration. The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Adviser reviews the positions of each Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of a Fund and applicable regulatory and tax implications.

Smaller Capitalized Companies. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Borrowing. Each Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of a Fund's total assets less its liabilities and will be made at prevailing interest rates. A Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by a Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

Temporary Investments. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, a Fund may not achieve its investment objective.

Repurchase Agreements. A Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Fund requires continual maintenance by the Funds' custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and a Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. Each Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.

Non-Diversified Status. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Adviser. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, had assets under management of approximately $5.8 billion as of December 31, 1999. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

Alberto W. Vilar, 59, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

Dr. Gary A. Tanaka, 56, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Fund.

Adviser's Fees. Pursuant to the terms of the Investment Advisory Agreement, each Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of each Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services each Fund receives. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may also voluntarily waive a portion of its fee or assume certain expenses of a Fund. The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on October 31, 2000. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of a Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in
Section V.A.2 of the Statement of Additional Information. In addition, the Adviser receives service fees of 0.25% of the Class D shares' average daily net assets.

The following information relates to the Amerindo Technology Fund II only:

Performance of the Adviser. In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. Amerindo was ranked the number one manager, based on one-year annualized return, out of 647 and 667 equity managers respectively by Money Manger Review for calendar years 1998 and 1999, respectively. This information represents the ranking of participating equity money managers with at least $30 million under management and at least 5 years of history. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Amerindo Technology Fund II or of any other Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based, the performance of other equity managers or its ranking among them, and makes no representation as to the accuracy or completeness of this performance information.

Amerindo's equity composite includes the portfolios, with assets above $5,000,000, managed in substantially similar styles to that of the Amerindo Technology Fund and the Amerindo Technology Fund II of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1999. An independent accounting firm has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1998, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The 1999 review is currently in progress. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1990 through December 31, 1999. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1998, which is in accordance with AIMR standards. The 1999 review is currently in progress.

The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the performance of the Amerindo Technology Fund, the Amerindo Technology Fund II or of any other Fund nor is it indicative of future performance of the Amerindo Technology Fund, the Amerindo Technology Fund II or of any other Fund.

                    Asset Weighted        Asset Weighted                                          Russell
                    Composite Rate of     Composite Rate of                       H&Q Growth    2000 Growth
                    Return Net of         Return Gross of        S&P 500 Index       Index         Index
       Year         Advisory Fees(1)      Advisory Fees(1)
       1990                 6.75%                8.49%                -3.19%          3.89%        -17.41%
       1991                76.52%               78.39%                30.55%         94.49%         51.18%
       1992                 7.61%                8.73%                 7.68%         -3.57%          7.77%
       1993                15.08%               16.42%                10.00%          7.81%         13.36%
       1994                -2.66%               -1.53%                 1.33%          3.38%         -2.43%
       1995                87.51%               89.39%                37.50%         61.72%         31.04%
       1996                 8.04%                9.61%                23.22%         10.86%         11.26%
       1997               -26.61%              -26.05%                33.34%          2.39%         12.95%
       1998                61.67%               64.14%                28.58%         45.04%          1.23%
       1999               248.42%              251.31%                21.03%        180.08%         43.09%

                Annualized rates of return for the period January 1, 1990 to December 31, 1999

                           34.25%               35.82%                18.22%         32.11%         13.51%


         (1) Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Amerindo Technology Fund's (a mutual fund advised by the same adviser with identical objectives and policies as the Amerindo Technology Fund II) total return with respect to Class D shares for the period

October 28, 1996 (commencement of operations) through December 31, 1999 was 248.86%. The Amerindo Technology Fund's total return for the calendar year ended December 31, 1999 was 63.32%.

The following information relates to each Fund:

The performance of a Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period.

                             PRICING OF FUND SHARES

Net asset values per share for the Class D shares of the Funds are determined by subtracting from the value of such Class' total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Funds' Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

Each Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange, which normally occurs at 4:00 p.m. Eastern time, except on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             HOW TO PURCHASE SHARES

Initial Investments by Wire. You may purchase Class D shares of each Fund by wiring immediately available federal funds (subject to the minimum investment) to Bankers Trust Company from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by a Fund.

If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

       Bankers Trust Company
       New York, New York
       ABA# 021001033
       Account # 01-465-547
       F/B/O  [name of Fund]
       Class D
       Fund Acct. No.
       Social Security or Tax Identification No.__________________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

Initial Investments by Mail. An account may be opened by completing and signing an Account Application and mailing it to a Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

               Amerindo Funds Inc.
               P.O. Box 446
               Portland, ME 04112

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Class D shares next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds' custodian bank by a Federal Reserve Bank) before acceptance by the Funds' Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

Additional Investments. Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value by mailing a check to a Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Internet B2B Fund Class D, Amerindo Health Sciences Fund Class D or Amerindo Technology Fund II Class D) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.

Other Purchase Information. Investors may open accounts in the Funds only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for each Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on a Fund until accepted by the Fund as principal. See "Distribution Arrangements."

Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

The purchase price paid for Class D shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Pricing of Fund Shares" herein. Class D shares are sold without a front-end sales load. Each Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The Funds must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day.

Shares of each Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. Each Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of a Fund's shares will be made in full and fractional shares of a Fund calculated to three decimal places. The Funds do not intend to issue certificates evidencing Fund shares.

Shares of each Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of a Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Funds do not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

Each Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in Class D shares of the Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone each Fund.

                              HOW TO REDEEM SHARES

Shares of a Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund.

By Mail. Each Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of each Fund is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Funds Inc., P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:

     (a) a letter of instruction, if required, or a stock assignment specifying the number of ) shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b)  any required signature guarantees (see "Signature Guarantees" below);
          and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees. To protect shareholder accounts, each Fund and the transfer agent from fraud, signature guarantees are required to enable a Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-888-832-4386 for further details.

By Telephone. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling a Fund at 1-888-832-4386 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, each Fund and the transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or the transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by a Fund or the transfer agent to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by a Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Optional Redemption by the Funds. Investors are required to maintain a minimum account balance of at least $2,500. Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Further Redemption Information. Redemption proceeds for shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. Each Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Redemption Fee. The Funds are designed for long-term investors willing to accept the risks associated with a long- term investment in the common stocks of companies in the technology, technology-related, science, healthcare and biotechnology industries. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund's transaction costs--measured by both commissions and bid/ask spreads--which are borne by the remaining long-term investors. For these reasons, each Fund assesses a 2.00% fee on the redemption of Class D shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to separate account clients of Amerindo Advisers Inc. and its affiliates that hold shares in IRA accounts or in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).

Each Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" a Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 2000, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2001. If they are redeemed on or after April 5, 2001, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

                             EXCHANGING FUND SHARES

You may exchange some or all of your shares in a Fund with any other Fund identified in this prospectus or with the Amerindo Technology Fund, which is offered through a separate prospectus. Exchanges from one Fund to another must be for the same class of shares.

When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. Please note that an exchange may have tax consequences for you. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase). Each Fund assesses the 2.00% redemption fee on the exchange of shares held less than one year (see "How To Redeem Shares - Redemption Fee" above).

There is currently no fee for exchanges, however, the Funds may change or terminate this privilege on 60 days notice. Please note that exchanges may be made only two (2) times a year. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

                           DIVIDENDS AND DISTRIBUTIONS

At least 90% of each Fund's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially, all the realized net capital gains for the Fund shares, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes."

The net investment income of Fund shares for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of the Funds earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

Choosing a Distribution Option. Distribution of dividends from Fund shares may be made in accordance with several options. A shareholder may select one of three distribution options:

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional Class D shares of a Fund unless the investor has elected one of the other two options.

2. Cash Dividend Option. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. All Cash Option. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES

Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986. By qualifying, a Fund will generally not be subject to Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. A Fund can also avoid an annual 4% excise tax if it distributes substantially all of its ordinary income and short and long-term capital gain each year. Each Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short term capital gains). Each Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Although corporate stockholders would generally be entitled to the dividends-received deduction to the extent that a Fund's income is derived from qualifying dividends from domestic corporations, the Funds do not believe that any of its distributions will qualify for this deduction.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by a Fund as capital gains distributions is taxable to stockholders as long-term capital gains, without regard to the length of time the stockholder may have held its shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. Capital gain dividends, designated in a notice mailed to investors not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain without regard to the length of time for which the investor has held its shares. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of a Fund. Any dividend or distribution received by a stockholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

The redemption of shares may result in the stockholder's receipt of more or less than the stockholder paid for its shares and, thus, in a taxable gain or loss to the stockholder. If the redeemed shares have been held for more than one year, the stockholder will generally realize a long-term capital gain or loss.

Each Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to stockholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate stockholders are not subject to this requirement.

If a Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.

Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to Federal, state and local income withholding taxes.

                            DISTRIBUTION ARRANGEMENTS

Distributor. SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a Distribution Agreement with each Fund to serve as the Funds' distributor ("the Distributor"). For nominal consideration and as agent for each Fund, the Distributor solicits orders for the purchase of Fund shares provided that any orders will not be binding on a Fund until accepted by the Fund as principal. See "Management of Fund" in the Statement of Additional Information.

12b-1 Plan. Each Fund, on behalf of Class D shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The total amounts payable under the Plan by the Class D shares of a Fund may not exceed 0.25% per annum. Fees paid under the Plan may not be waived for individual shareholders.

In accordance with the Plan, the Shareholder Servicing Agreement provides that the Class D shares will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares for providing servicing to their clients ("shareholder servicing"). Each Fund is subject to a maximum service fee of 0.25% per annum of the Class D shares' average daily net assets. The shareholder servicing agents that the Adviser retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Fund may be effected and certain other matters pertaining to a Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts;
(viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account;
(ix) transmit, on behalf of each Fund, proxy statements, annual reports, updating prospectuses and other communications from a Fund to shareholders; (x) receive, tabulate and transmit to a Fund, proxies executed by shareholders with respect to meetings of shareholders of a Fund; and (xi) provide such other related services as a Fund or a shareholder may request.

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class D shares; (iii) to pay the costs of printing and distributing the Funds' prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                               Amerindo Funds Inc.

Board of Directors

Alberto W. Vilar....................Amerindo Investment Advisors Inc.
Gary A. Tanaka......................Amerindo Investment Advisors Inc.
John Rutledge.......................Rutledge Capital LLC
Jude T. Wanniski....................Polyconomics, Inc.

Officers

Alberto W. Vilar....................Chairman of  the Board
Gary A. Tanaka......................President
Anthony Ciulla......................Vice President
Dana E. Smith.......................Vice President

                               AMERINDO FUNDS INC.
                                  May 29, 2000

Investment Adviser
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
Forum Shareholder Services LLC
Portland, Maine

Custodian
The Northern Trust Company
Chicago, Illinois

Legal Counsel
Battle Fowler LLP
New York, New York

Independent Auditors
Morrison, Brown, Argiz & Company
Miami, Florida

1-888-832-4386
www.amerindo.com


SEC File Number:  811-07531

A Statement of Additional Information (SAI), dated May 29, 2000 includes additional information about each Fund and its investments and are incorporated by reference into this prospectus. You may obtain the SAI without charge by calling the Fund at 1-888-832-4386. To request other information, please call your financial intermediary or the Fund.

A Current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or by electronic request at public info@sec.gov.

                               AMERINDO FUNDS INC.
                           Amerindo Technology Fund II
                           Amerindo Internet B2B Fund
                      Amerindo Health & Biotechnology Fund
        -----------------------------------------------------------------
                                  MAY 29, 2000

                   RELATING TO THE AMERINDO TECHNOLOGY FUND II
                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                       PROSPECTUS FOR CLASS A AND C SHARES
                    AND THE PROSPECTUS FOR THE CLASS D SHARES
                               DATED MAY 29, 2000

        -----------------------------------------------------------------

         This Statement of Additional Information ("SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Funds' prospectuses, dated May 29, 2000 (the "Prospectuses").

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, copies of which may be obtained without charge by writing to the Funds at 399 Park Avenue, 22nd Floor, New York, New York 10022.

         This SAI is incorporated by reference into the Prospectuses in its entirety.

                                TABLE OF CONTENTS

Fund History.................................................1 Capital Stock and Other Securities.................17
Description of the Fund and its Investments and Risks........1 Purchase, Redemption and Pricing of Shares........ 18
Management of the Fund ....................................  9 Taxation of the Fund.............................. 19
Control Persons and Principal Holders
 of Securities..............................................12 Underwriters...................................... 21
Investment Advisory and Other
Services....................................................12 Calculation of Performance Data .................. 22
Brokerage Allocation and Other Practices....................16

------------------------------------------------------------------------------


915866.4

I.       FUND HISTORY

              Amerindo Funds Inc. (the "Company") was incorporated in Maryland on February 6, 1996. This SAI relates to the Amerindo Technology Fund II, the B2B Internet Fund, and the Health & Biotechnology Fund (each, a "Fund", and collectively, the "Funds").


II.      DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

         A.   INVESTMENT STRATEGIES AND RISKS

              Amerindo Technology Fund II

              The Amerindo Technology Fund II is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

              This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle.

              Amerindo Internet B2B Fund

              The Amerindo Internet B2B Fund is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies in the Internet business to business ("B2B") Sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

              This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle.

              Amerindo Health & Biotechnology Fund

              The Amerindo Health & Biotechnology Fund is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy,

915866.4
                                       -1-
to invest at least 80% of its assets) in the common stocks of companies in the healthcare and biotechnology fields [, which have the potential for capital appreciation.]. The healthcare and biotechnology fields include health care management technology, pharmaceuticals and services or devices. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

              This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle.

         B.   DESCRIPTION OF THE FUNDS' INVESTMENT SECURITIES AND DERIVATIVES

              Unless otherwise stated, the following information refers to each fund:

              1. The Technology and Science Areas. The Adviser believes that because of rapid advances in technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Funds may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

              The technology, science, healthcare and biotechnology areas have exhibited and continue to exhibit rapid growth due to the mass adoption of the Internet, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in each of the Fund's portfolios. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Funds' investment policies are not limited to any minimum capitalization requirement and the Funds may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Funds is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

              Companies in the rapidly changing fields of technology, science, healthcare and biotechnology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Funds are not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology, science, healthcare and biotechnology areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in

915866.4
                                       -2-
these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

              2. The Health and Biotechnology Areas. (applicable to the Amerindo Health & Biotechnology Fund). The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and governmental regulation. Biotechnology companies may have persistent losses during a new products' transition from development to production, and revenue may be erratic.

              3. Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of each Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Adviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

              Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to that Fund. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. There can be no assurance that a Fund's foreign investments will present less risk then a portfolio of domestic securities.

              Foreign Currency. Investments in foreign securities will usually be denominated in foreign currency, and a Fund may contemporarily hold funds in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income

915866.4
                                       -3-
and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

              4. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

              5. Repurchase Agreements. When a Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. A Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

              For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the

915866.4
                                       -4-
repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

              6. Hedging Transactions. The Funds may, but do not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Funds are permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Funds may write covered call options on securities or stock indices. By writing call options, a Fund limits its profit to the amount of the premium received. By writing a covered call option, a Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Funds will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of a Fund's net assets.

              To the extent the Funds use hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Adviser will attempt to create a very closely correlated hedge.

              Short Sales. The Funds may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that a Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Funds will make short sales
"against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

              7. Options Transactions. The Funds may, but do not currently intend to, enter into options transactions. The Funds may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Funds may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When a Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by a Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

              In addition, the Funds may write covered call options on securities or stock indices. By writing options, the Funds limit their profits to the amount of the premium received. By writing a call option, a Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

              8. Lending of Securities. The Funds may, but do not currently intend to, lend their portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to

915866.4
                                       -5-
lending of securities, subject to review by the Company's Board of Directors. The Funds may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Company's Board of Directors.

              9. Variable-Amount Master Demand Notes. The Funds may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

              The VANs in which the Funds may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Each Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Company's Board of Directors to minimize credit risks.

              The VANs that the Funds may invest in include participation certificates purchased by a Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet a Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Company has determined meets the prescribed quality standards for the Fund. A Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Funds intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of a Fund's shares, or
(3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Funds retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Funds subject to the expense limitation on investment company expenses prescribed by any state in which a Fund's shares are qualified for sale. The Adviser has been instructed by the Company's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank

-------------------------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

915866.4
                                       -6-
analytical services to which the Fund may subscribe. Although these instruments may be sold by the Funds, the Funds intend to hold them until maturity, except under the circumstances stated above.

              While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Funds may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that a Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause a Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

              For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of a Fund, it will be sold in the market or through exercise of the repurchase demand.

         C.   FUND POLICIES - INVESTMENT RESTRICTIONS

              Each Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of a Fund's outstanding shares. As used in this SAI, the term "majority of the outstanding shares" of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

              Each Fund may not:

         (1) Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Fund's investment criteria, as determined by the Adviser and the Board of Directors, and which is consistent with the Fund's objective and policies.

         (2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase additional securities. Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.

         (3) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (2) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets.


915866.4
                                       -7-

         (4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this SAI or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Funds and Their Investments and Risks."

         (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         (6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such Securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Fund's Prospectus.

         (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

         (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions as described under "Description of the Funds and Their Investments and Risks."

         (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except in the technology and science areas as set forth under "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectuses, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

         (10) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

         (11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

              A Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's held holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on a Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets

915866.4
                                       -8-
will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

         D.   TEMPORARY DEFENSIVE POSITIONS

              When the Adviser believes that market conditions warrant a temporary defensive position, each Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. A Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

         E.   PORTFOLIO TURNOVER

              It is anticipated that the portfolio turnover for each Fund will not exceed [to be provided].

III.     MANAGEMENT OF THE FUNDS

              The Company's Board of Directors is responsible for the overall management and supervision of the Funds. Pursuant to the terms of an Investment Advisory Agreement, Amerindo Investment Advisors, Inc. (the "Adviser" or "Amerindo") serves as the investment adviser to the Funds. The Adviser supervises all aspects of the Funds' operations and provides investment advice and portfolio management services to the Funds. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

              The directors and officers of the Company and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the 1940 Act) of the Company.

                      OFFICERS AND DIRECTORS OF THE COMPANY

ALBERTO W. VILAR *                                    Mr. Vilar has been Chairman of the Board of Directors and
Amerindo Investment Advisors Inc.                     Chief Executive Officer of the Company since its inception.
One Embarcadero                                       He began his career with Citibank N.A. in New York in
Suite 2300                                            1964 and worked there as an International Credit Officer
San Francisco, CA  94111                              until 1967.  From 1967 to 1971, he served as Vice
399 Park Avenue                                       President, Portfolio Manager and Manager of the
22nd Floor                                            Investment Management Division of Drexel Burnham
New York, NY 10022                                    Lambert in New York.  From 1971 to 1973, he served as
(59)                                                  Executive Vice President, Portfolio Manager and Director
                                                      of Equity Strategy at M.D. Sass Investor Services in New
                                                      York.  In 1973, he became Vice President and Portfolio
                                                      Manager of Endowment Management & Research
                                                      Corporation in Boston.  From 1977 to 1979, he served as

-----------------------
* "Interested person" of the Fund, as defined in the Investment Company Act.

915866.4
                                       -9-

                                                      Senior Vice President, Director of Research, Chief
                                                      Investment Strategist and Partnership Manager of the
                                                      Boston Company in Boston.  He founded the predecessors
                                                      of Amerindo Advisors (U.K.) Limited and Amerindo
                                                      Investment Advisors, Inc. (Panama) in 1979 and has served
                                                      since then as a Principal Portfolio Manager.  He holds the degrees of B.A. in Economics from Washington &
                                                      Jefferson College and an M.B.A. from Iona College, and he
                                                      completed the Doctoral Studies Program in Economics at
                                                      New York University.  Mr. Vilar was awarded an Honorary
                                                      Doctorate of Humanities Degree from Washington &
                                                      Jefferson College.  He has been a Chartered Financial
                                                      Analyst since 1975.

DR. GARY A. TANAKA*                                   Dr. Tanaka has been a Director and President of the
Amerindo Investment Advisors Inc.                     Company since its inception.  He served as a Portfolio
43 Upper Grosvenor Street                             Manager for Crocker Bank in San Francisco from 1971 to
London, England W1X9PG                                1977, and as a Partnership Manager for Crocker Investment
(56)                                                  Management Corp. in San Francisco from 1978 to 1980.
                                                      From 1975 to 1980, he also served as a Consultant to
                                                      Andron Cechettini & Associates in San Francisco.  In 1980,
                                                      he joined the predecessors of Amerindo Advisors (U.K.)
                                                      Limited and Amerindo Investment Advisors, Inc. (Panama)
                                                      as a Principal Portfolio Manager and has served in this
                                                      position since that time.  Dr. Tanaka holds the degrees of
                                                      B.S. in Mathematics from Massachusetts Institute of
                                                      Technology and Ph.D. in Applied Mathematics from
                                                      Imperial College, University of London.

DR. JOHN RUTLEDGE                                     Dr. Rutledge has been a Director of the Company since its
Rutledge & Company, Inc.                              inception.  He also has been Chairman of Rutledge &
One Greenwich Office Park                             Company, Inc., a merchant banking firm, since 1991 and
Greenwich, CT  06831                                  serves as a director of Earle M. Jorgensen Company,
(52)                                                  Lazard Freres Funds, Fluidrive, Inc., General Medical
                                                      Corporation, Medical Specialties Group, United
                                                      Refrigerated Services, Inc. and Utenduhl Capital
                                                      Partners and is a special advisor to Kelso &
                                                      Companies, Inc. He is the author of books and
                                                      investment publications, writes a monthly column in
                                                      Forbes Magazine and is a frequent contributor to
                                                      periodicals.

JUDE T. WANNISKI                                      Mr. Wanniski has been a Director of the Company since its
Polyconomics, Inc.                                    inception.  He also has been president of Polyconomics,
86 Maple Avenue                                       Inc. since 1978 and serves as a director for Repap
Morristown, NJ 07960                                  Enterprises Inc.
(63)

---------------------
* "Interested person" of the Company, as defined in the 1940 Act.

915866.4
                                      -10-

DANA E. SMITH                                         Ms. Smith has been the Vice President of and Treasurer to
Amerindo Investment Advisors Inc.                     the Company since its inception.  She has been the Chief
22nd Floor                                            Compliance Officer of Amerindo Investment Advisors Inc.
399 Park Avenue                                       since April 1993.  From December 1991 to March 1993,
New York, NY  10022                                   she was a Mutual Fund Marketing Associate at Lazard
(40)                                                  Freres Asset Management and an officer of The Lazard
                                                      Funds, Inc.

ANTHONY CIULLA                                        Mr. Ciulla has been Vice President of the Company since
Amerindo Investment Advisors Inc.                     its inception.  He has been the Senior Trader of Amerindo
One Embarcadero                                       Investment Advisers Inc. since October 1, 1990.
Suite 2300
San Francisco, CA  94111
(67)


                               COMPENSATION TABLE
                    (For Fiscal Year Ended October 31, 1999)

                            Aggregate         Pension or Retirement
   Name of Person and     Compensation      Benefits Accrued as Part     Estimated Annual Benefit   Total Compensation
 Position with Company    From Company         of Company Expenses           Upon Retirement         From the Company
 ----------------------   ------------         -------------------           ---------------         ----------------
Alberto W. Vilar         $           0       $                    0       $                 0        $             0
Director
Dr. Gary A. Tanaka                   0                            0                         0                      0
Director
Dr. John Rutledge               30,000                            0                         0                 30,000
Director
Jude T. Wanniski                30,000                            0                         0                 30,000
Director


Each Director who is not an interested person of the Company receives a base annual fee of $25,000 which is paid by the Company, plus $1,250 for each meeting attended.

Code of Ethics

              The Company, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics for the Company and the Adviser (the "Code") restricts the personal investing activities of certain Access Persons and others, as defined in the Code. The primary purpose of the Code is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to preclear security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Code, for adopting and implementing Procedures for the enforcement of the provisions of the Code, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Company and the Adviser have developed procedures for administration of the Code. [Add in details of Distributor's Code of Ethics]


915866.4
                                      -11-

IV.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         On April 30, 2000, there were no shares outstanding of any Class of the Funds.

V.       INVESTMENT ADVISORY AND OTHER SERVICES

         A.   INVESTMENT ADVISER

              1. General Information. Amerindo Investment Advisors Inc., a registered investment adviser, is a California corporation, with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser serves as the investment adviser of the Funds pursuant to an Investment Advisory Agreement entered into by each Fund on behalf of each Class. The Adviser supervises all aspects of the Funds' operations and provides investment advice and portfolio management services to the Funds. Pursuant to the Advisory Agreement and subject to the supervision of the Company's Board of Directors, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

              The Adviser provides persons satisfactory to the Board of Directors of the Company to serve as officers of the Company. Such officers, as well as certain other employees and directors of the Company, may be directors, officers or employees of the Adviser or its affiliates.

              The Adviser may also provide the Funds with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

              The Advisory Agreement was approved on May __, 2000 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Company or the Adviser. The Agreement, which currently extends to May __, 2002, may be continued in force thereafter for successive twelve-month periods beginning each May 30th, provided that such continuance is specifically approved annually by majority vote of each Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

              The Advisory Agreement is terminable without penalty by a Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of a Fund or by a vote of a majority of the Company's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

              2. Adviser's Fees. Pursuant to the terms of the Advisory Agreement, the Funds, on behalf of each Class, will pay an annual advisory fee paid monthly equal to 1.50% of each Fund's average daily net assets. [Disclosure re: Expense Limitation to come]

              This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Funds. Any

915866.4
                                      -12-
portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of a Fund's shares.

              Expense Limitation. From time to time, the Adviser may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Adviser, the Funds have, under the Advisory Agreement, confirmed their obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses;
(viii) costs of organizing and maintaining the Company's existence as a corporation; (ix) compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

              The Funds may from time-to-time hire their own employees or contract to have management services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to the Funds. A Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

         B.   THE DISTRIBUTION AND SERVICE PLAN

              The Company, on behalf of each Class of each Fund, has adopted a distribution and service plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Pursuant to the Plan, the Company and the Distributor have entered into a Distribution Agreement (with respect to all classes), and the Company and the Adviser have entered into a Shareholder Servicing Agreement.

              The Plan provides that each Class of each Fund will compensate the Distributor or the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of any Class of shares of the Funds for providing servicing to their clients ("Shareholder Servicing Fee"). These fees are subject to a maximum of 0.25% per annum of each Class' average daily net assets. The Plan also provides that the Distributor is paid a fee (an asset based sales charge) equal to 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Funds. Fees paid under the Plan may not be waived for individual shareholders.

              The Plan, the Shareholder Servicing Agreement and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes:
(i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or the Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions of each

915866.4
                                      -13-

Class; to compensate certain financial intermediaries for providing assistance in distributing Class shares; (ii) to pay the costs of printing and distributing the Funds' Prospectuses to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. Further, the Agreements provide that the Adviser may use its service fee for the purposes enumerated in
(i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii) or (iii) above. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a Class is required to pay the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise.

              Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

              Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions;
(iv) arrange for the wiring of funds; (v) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vi) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (viii) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications;
(ix) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (x) provide such other related services as the Funds or a shareholder may request.

              In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Company, on behalf of each Class, the distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Company's Board of Directors. In addition, the Plan requires the Funds and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

         C.   ADMINISTRATOR

              1. General Information. The Company, on behalf of each Fund, and SEI Investment Mutual Funds Services (the "Administrator") have entered into an Administrative Agreement effective __________, 2000.

              The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investment Management Corporation ("SIMC"), a wholly-owned

915866.4
                                      -14-
subsidiary of SEI Investment Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub- administrator to over 34 mutual funds.

              Pursuant to the Administration Agreement, the Administrator provides all administrative services necessary for the Funds, other than those provided by the Adviser, subject to the supervision of the Company's Board of Directors. The Administrator will provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.

              The Administration Agreement shall remain in effect for five years commencing ______, 2000 (the "Initial Term") and each renewal term of two years each (each, a "Renewal Term"), unless terminated (a) by the mutual written agreement of the Company and the Administrator; (b) by either the Company or the Administrator on 90 days' written notice, as of the end of the Initial Term or the end of any Renewal Term; (c) by either the Company or the Administrator on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Company, effective upon the liquidation of such Fund or the Company as the case may be. The Agreement shall not be assignable by the Administrator, without the prior written consent of the Company, except to an entity that is controlled by, or under common control, with the Administrator. The Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

              Under the Administration Agreement, the Administrator performs or supervises the performance by others of other administrative services in connection with the operations of the Funds, and, on behalf of the Funds, investigates, assists in the selection of and conducts relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Funds' operations. The Administrator provides the Directors of the Company with such reports regarding investment performance as they may reasonably request but shall have no responsibility for supervising the performance by any investment adviser or sub-adviser of its responsibilities. The Administrator may appoint a sub-administrator to perform certain of the services to be performed by the Administrator hereunder.

              The Administrator provides the Funds with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities (including facilities for Shareholders' and Directors' meetings) for handling the affairs of the Funds and such other services as the Directors may, from time to time, reasonably request and the Administrator shall, from time to time, reasonably determine to be necessary to perform its obligations under the Agreement. In addition, at the request of the Board of Directors, the Administrator shall make reports to the Directors concerning the performance of its obligations hereunder.

              2. Administrator's Fees. For the services rendered to the Funds by the Administrator, the Fund pays the Administrator a monthly fee based on each Fund's average net assets.

915866.4
                                      -15-

                   Calculation of Administrator's Monthly Fee


Fund's Net Assets                                              Fee
------------------------------------------------------ ----------------------
Up to $250  million                                            .125%
Next $250 million                                              .09%
Next $500 million                                              .07%
On assets over $1 Billion                                      .05%
------------------------------------------------------ ----------------------


         D.   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

              The Northern Trust Company, 50 S. Lasalle Street, Chicago, Illinois 60675, serves as custodian for the Funds' cash and securities. Pursuant to a Custodian Agreement with the Company, on behalf of the Funds, it is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Forum Shareholder Services LLC also acts as the Funds' transfer and dividend agent. Forum Shareholder Services LLC has its principal office at 2 Portland Square, Portland, Maine 04101.

         E.   COUNSEL AND INDEPENDENT AUDITORS

              Legal matters in connection with the issuance of shares of common stock of the Company are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, NY 10022. Morrison, Brown, Argiz & Company, 1001 Brickel Bay Drive, 9th Floor, Miami, Florida 33131, have been selected as auditors for the Funds.


VI.      BROKERAGE ALLOCATION AND OTHER PRACTICES

              The Adviser makes the Funds' portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker- dealer to the investment performance of the Funds on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser, or portfolio transactions may be effected by the Adviser. Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the NASD, and

915866.4
                                      -16-
subject to seeking best execution, the Adviser may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

              The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of a Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

              A majority of the portfolio securities that the Funds purchase or sell will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. Brokerage commissions are not usually paid for any such purchases. Any transactions involving such securities for which the Funds pay a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Funds may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Funds is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

              Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Funds rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

              Investment decisions for the Funds will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Funds and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for a Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

              In addition to managing the assets of the Funds, the Adviser manages assets on a discretionary basis for other clients and, as a result, the Adviser may effect transactions in such clients' accounts in securities in which a Fund currently holds or, in the near future may hold, a position. The Adviser makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Adviser will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

VII.     CAPITAL STOCK AND OTHER SECURITIES

              The authorized capital stock of the Company consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Company's Board of Directors is authorized to divide the

915866.4
                                      -17-
unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series (Amerindo Technology Fund, Amerindo Technology Fund II, Amerindo Internet B2B Fund, and Amerindo Health & Biotechnology Fund) and into three Classes -- Class A, Class C and Class D. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

              There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

              The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Funds do not issue certificates evidencing Fund shares.

              As a general matter, the Funds will not hold annual or other meetings of their shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to a Fund's investment advisory agreement, (c) for approval of revisions to a Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act including the removal of Fund directors and communication among shareholders, any registration of the Funds with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of a Fund's outstanding shares. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.


VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES

              The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus.


915866.4
                                      -18-

IX.      TAXATION OF THE FUND

              Prospective investors should consult their tax advisors with respect to the tax consequences of an investment in the Fund.

              The Funds intend to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986. To qualify as a regulated investment company, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements discussed below. By meeting these requirements, a Fund generally will not be subject to Federal income tax on investment company taxable income, and on net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. If a Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income.

              Each Fund's policy is to declare dividends annually and distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute for the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

              Distributions of investment company taxable income, including net short term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. Shareholders will be notified annually as to the Federal tax status of distributions. Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date. The Funds do not expect that any of their distributions will qualify for the dividends-received deduction for corporations.

              In addition to satisfying the distribution requirement described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

              The Funds must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the

915866.4
                                      -19-
value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which that Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

              If for any taxable year a Fund did not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders.

              Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

              Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Funds accrue interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

              Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

              If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax

915866.4
                                      -20-
liability, and will be entitled to increase the adjusted tax basis of their Fund shares by 65% of their share of the undistributed gain.

              The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding.

              The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

              The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

              Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.


X.       UNDERWRITERS

              Each Fund sells and redeems its shares on a continuing basis at their net asset value and imposes a sales charge. The Distributor receives an underwriting commission of 0.25% on sales of Class A shares only. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e. $1.00) and as agent for the Funds, will solicit orders for the purchase of a Fund's shares, provided that any subscriptions and orders will not be binding on that Fund until accepted by the Fund as a principal. In addition, as further described in "B. The Distribution and Service Plan," the Distributor receives a fee equal to 0.25% of the Class A and Class D shares' and 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance and shareholder support to that Fund.

              The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Funds' position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to a Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which

915866.4
                                      -21-
have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act, thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.      CALCULATION OF PERFORMANCE DATA

              The Funds, on behalf of each Class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Funds intend to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular Class of a Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12- month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular Class of a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each Class's yield. Total return is the average annual total return for the period which began at the inception of a particular Class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten- year periods will be shown, unless the Class of that Fund has been in existence for a shorter period.

              The yields and the net asset values of each Class of shares of the Funds will vary based on the current market value of the securities held by the Funds and changes in such Class's expenses. The Adviser, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a Class of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a Class of the Funds to yields and total rates of return published for other investment companies and other investment vehicles.

              The Funds compute yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD =          2[(a-b + 1)6 - 1]
                                              cd

Where:     a    =   dividends and interest earned during the period.

           b    =   expenses accrued for the period (net of reimbursements).

           c    =   the average daily number of shares outstanding
                    during the period that were entitled to dividends.


915866.4
                                      -22-
           d    =   the maximum offering price per share on the last day of the period.

              Actual future yields will depend on the type, quality, and maturities of the investments held by the Funds, changes in interest rates on investments, and a Fund's expenses during the period.

              COMPUTATION OF TOTAL RETURN. The total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the SAI, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             P(1 + T)n = ERV

Where:

                  P    =   a hypothetical initial investment of $1000

                  T    =   average annual total return

                  n    =   number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

              Because the Funds have not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

              Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

              From time to time evaluations of performance of the Funds made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Funds.


915866.4
                                      -23-

                           PART C - OTHER INFORMATION
Item 23.   EXHIBITS

     (1)   (a)   Articles of Incorporation of the Registrant.

     (1)   (b)   By-Laws of the Registrant.

           (c)   Not applicable.

           (d)   Investment Advisory Agreement: Amerindo Technology Fund

           (d.1) Form of Investment Advisory Agreement.

           (e)   Distribution Agreement for all Classes.

           (f)   Not applicable.

     (1)   (g)   Form of Custody Agreement.

           (h)   Administration Agreement.

     (1)   (h.1) Transfer Agency and Service Agreement.

     (3)   (h.2) Fund Accounting Service Agreement.

     (2)   (h.3) Form of Expense Limitation Agreement.

     (1)   (i)   Opinion of Battle Fowler LLP as to the legality of the
                 securities being registered and consent.

     (3)   (i.1) Consent of Battle Fowler LLP.

           (j)   Not applicable.

     (4)   (k)   Audited Financial Statements, for fiscal year ended
                 December 31, 1999, including the Report of Independent
                 Accountants.

     (1)   (l)   Subscription Letter.

           (m) Amended and Restated Distribution and Service Plan for Class A and D shares.

           (m.1) Distribution and Service Plan for Class C shares.

     (1)   (m.2) Shareholder Servicing Agreement for Class A and D shares.

     (2)   (m.3) Form of Shareholder Servicing Agreement for the Class C shares.

           (n) Amendment No. 1 to the Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act.

     (1)   (o)   Reserved.

           (p) Code of Ethics - Amerindo Technology Fund / Amerindo Investment Advisors Inc.

           (p.1) Code of Ethics - SEI Investments Distribution Co.

--------------------------

(1) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, 333-00767, filed on May 23, 1996 and incorporated herein by reference

(2) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement, 333-00767, filed on October 15, 1999 and incorporated herein by reference

(3) Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement, 333-00767, filed on May 6, 1997 and incorporated herein by reference

(4) Filed with Annual Report in form N-30D on December 30, 2000 (accession number 0000935069-99-000294) and incorporated herein by reference



922097.1

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.


Item 25.  INDEMNIFICATION

          (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

            "NINTH: (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

            (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

          (b) In the proposed Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls the Fund's distributor, SEI Investments Distribution Co., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The description of the Registrant's adviser, Amerindo Investment Advisors Inc., under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.


Item 27.  PRINCIPAL UNDERWRITERS

          (d) SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the Registrant's Distributor.

          (e) The following are the directors and officers of SEI Investments Distribution Co. The principal business address of each of these persons is One Freedom Valley Drive, Oaks, PA 19456:


922097.1




                                  Positions and Offices                                               Positions and Offices
Name                              With the Distributor                                                With the Registrant
----                              ---------------------                                               ---------------------

Alfred P. West, Jr.               Director, Chairman of the Board of Directors                                        None
Richard B. Lieb                   Director, Executive Vice President                                                  None
Carmen V. Romeo                   Director                                                                            None
Mark J. Held                      President & Chief Operating Officer                                                 None
Gilbert L. Beebower               Executive Vice President                                                            None
Dennis J. McGonigle               Executive Vice President                                                            None
Robert M. Silvestri               Chief Financial Officer & Treasurer                                                 None
Leo J. Dolan, Jr.                 Senior Vice President                                                               None
Carl A. Guarino                   Senior Vice President                                                               None
Larry Hutchison                   Senior Vice President                                                               None
Jack May                          Senior Vice President                                                               None
Hartland J. McKeown               Senior Vice President                                                               None
Kevin P. Robins                   Senior Vice President & General Counsel                                             None
Patrick K. Walsh                  Senior Vice President                                                               None
Robert Aller                      Vice President                                                                      None
Gordon W. Carpenter               Vice President                                                                      None
Todd Cipperman                    Vice President & Assistant Secretary                                                None
S. Courtney                       Vice President & Assistant Secretary                                                None
E. Collier                        Vice President & Assistant Secretary                                                None
Robert Crudup                     Vice President & Managing Director                                                  None
Richard A. Deak                   Vice President & Assistant Secretary                                                None
Barbara Doyne                     Vice President                                                                      None
Jeff Drennen                      Vice President                                                                      None
James R. Foggo                    Vice President & Assistant Secretary                                                None
Vic Galef                         Vice President & Managing Director                                                  None
Lydia A. Gavalis                  Vice President & Assistant Secretary                                                None
Greg Gettinger                    Vice President & Assistant Secretary                                                None
Kathy Heilig                      Vice President                                                                      None
Jeff Jacobs                       Vice President                                                                      None
Samuel King                       Vice President                                                                      None
Kim Kirk                          Vice President & Managing Director                                                  None
John Krzeminski                   Vice President & Managing Director                                                  None
Carolyn McLaurin                  Vice President & Managing Director                                                  None
Mark Nagle                        Vice President                                                                      None
Joanne Nelson                     Vice President                                                                      None
Cynthia M. Parrish                Vice President & Secretary                                                          None
Kim Rainey                        Vice President                                                                      None
Rob Redican                       Vice President                                                                      None
Maria Rinehart                    Vice President                                                                      None
Edward T. Searle                  Vice President & Assistant Secretary                                                None
Steve Smith                       Vice President                                                                      None
Daniel Spaventa                   Vice President                                                                      None
Kathryn L. Stanton                Vice President                                                                      None
Lynda J. Striegel                 Vice President & Assistant Secretary                                                None
Lori L. White                     Vice President & Assistant Secretary                                                None
Wayne M. Withrow                  Vice President & Managing Director                                                  None


          (f) There are no affiliated persons of the Underwriter who are not affiliated with the Registrant.



922097.1

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, in general, are maintained in the physical possession of Registrant at Amerindo Funds Inc., 399 Park Avenue, New York, New York 10022; SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456, the Registrant's transfer and accounting agent will maintain physical possession of Registrant's shareholder and fund accounting records; and The Northern Trust Company, the custodian will maintain physical possession of the Registrant's custodial records.


Item 29.  MANAGEMENT SERVICES

          Not Applicable.


Item 30.  UNDERTAKINGS

          Not Applicable.

922097.1

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 10th day of March 2000.



                               AMERINDO FUNDS INC.


                               By:  /s/ Albert W. Vilar
                                   ---------------------------------------
                                   Alberto W. Vilar, Chairman,
                                   Chief Executive Officer and Director

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated below on March 10, 2000.

       Signature                                                    Title                     Date



       By:     /s/Alberto W. Vilar                                  Chairman,                 March 10, 2000
          -----------------------------------                       Chief Executive
               Alberto W. Vilar                                     Officer and Director


       By:     /s/Dana E. Smith                                     Vice President            March 10, 2000
          -----------------------------------                       and Treasurer
               Dana E. Smith

(2)    Majority of Directors

       John Rutledge                                                Director                  March 10, 2000
       Gary A. Tanaka                                               Director
       Jude T. Wanniski                                             Director


       By:     /s/Dana E. Smith
           --------------------
               Dana E. Smith*











-----------------------
* Pursuant to Powers of Attorney, filed as an exhibit with Pre-Effective Amendment No. 1 to Registration Statement No. 333-00767, filed on May 23, 1996 and incorporated herewith

922097.1

                                  EXHIBIT INDEX



Exhibit     Description
(d)         Investment Advisory Agreement: Amerindo Technology Fund
(d.1)       Form of Investment Advisory Agreement
(e)         Distribution Agreement for all Classes
(h)         Administration Agreement
(m)         Amended and Restated Distribution and Service Plan for Class A and
            D Shares
(m.1)       Distribution and Service Plan for Class C Shares
(n)         Amendment No. 1 to the Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act
(p)         Code of Ethics - Amerindo Technology Fund/Amerindo Investment
            Advisors Inc.
(p.1)       Code of Ethics - SEI Investments Distribution Co.


922097.1